Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2008

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Second Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Second Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Agreements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	11 - 12
Statements of Operations - Consolidating - Second Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2007	2007	2007	2008	2008	Quarter

Direct Premiums Written	$110,958	$146,547	$91,416	$140,431	$99,092	-10.7%

Net Premiums Written	$81,656	$116,116	$71,189	$113,783	$79,146	-3.1%

Revenues:
Net premiums earned	$97,014	$93,773	$93,617	$85,596	$102,920	6.1%
Claims service revenues	7,535	7,595	11,239	11,952	12,937	71.7%
Commission income	-	-	3,005	4,281	2,631	NM
Net investment income	9,951	9,914	9,973	9,435	9,040	-9.2%
Net realized investment gains (losses)	(1,134)	153	566	3,518	(572)	49.6%
Other revenues	32	33	168	146	2,214	NM
Total revenues	$113,398	$111,468	$118,568	$114,928	$129,170	13.9%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$7,799	$11,702	$7,614	$13,619	$11,341	45.4%
Fee-based Business	601	661	1,669	2,186	1,201	99.8%
Corporate & Other	(4,893)	(4,573)	(5,003)	(5,011)	(5,424)	-10.9%
Pre-tax operating income	3,507	7,790	4,280	10,794	7,118	NM
Income tax expense	1,263	2,711	1,464	3,811	2,535	NM
After-tax operating income	2,244	5,079	2,816	6,983	4,583	NM
Net realized investment gains (losses) after tax	(737)	99	368	2,287	(372)	49.5%
Income from continuing operations	1,507	5,178	3,184	9,270	4,211	NM
Loss from discontinued operations after tax	(1,016)	(13,981)	(40,746)	(2,439)	(188)	81.5%
Net income (loss)	$491	$(8,803)	$(37,562)	$6,831	$4,023	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.07	$0.16	$0.09	$0.22	$0.14	NM
Realized gains (losses) after tax	(0.03)	-	0.01	0.07	(0.01)	66.7%
Income from continuing operations	0.04	0.16	0.10	0.29	0.13	NM
Loss from discontinued operations after tax	(0.03)	(0.43)	(1.27)	(0.08)	-	NM
Net income (loss)	$0.01	$(0.27)	$(1.17)	$0.21	$0.13	NM

Capitalization:
Debt	$144,629	$135,072	$131,262	$129,790	$129,790	-10.3%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	420,150	409,263	374,603	381,255	387,761	-7.7%
Total capitalization excluding FAS 115 unrealized gain (loss)	564,779	544,335	505,865	511,045	517,551	-8.4%
FAS 115 unrealized gain (loss)	(9,179)	(2,138)	3,981	2,464	(7,166)	21.9%
Total capitalization including FAS 115 unrealized gain (loss)	$555,600	$542,197	$509,846	$513,509	$510,385	-8.1%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$13.06	$12.82	$11.79	$12.00	$12.14	-7.0%
Including FAS 115 unrealized gain (loss)	$12.78	$12.75	$11.92	$12.08	$11.92	-6.7%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.6%	24.8%	25.9%	25.4%	25.1%	-2.0%
Including FAS 115 unrealized gain (loss)	26.0%	24.9%	25.7%	25.3%	25.4%	-2.3%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	1.83	3.58	2.62	6.14	3.44	88.0%

Operating income from continuing operations before
interest and income taxes to interest expense	2.23	3.53	2.43	4.87	3.65	63.7%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2008	2007	Months

Direct Premiums Written	$239,523	$271,733	-11.9%

Net Premiums Written	$192,929	$207,393	-7.0%

Revenues:
Net premiums earned	$188,516	$190,853	-1.2%
Claims service revenues	24,889	15,200	63.7%
Commission income	6,912	-	NM
Net investment income	18,475	19,705	-6.2%
Net realized investment gains (losses)	2,946	(156)	NM
Other revenues	2,360	139	NM
Total revenues	$244,098	$225,741	8.1%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$24,960	$18,729	33.3%
Fee-based Business	3,387	1,394	NM
Corporate & Other	(10,435)	(9,988)	-4.5%
Pre-tax operating income	17,912	10,135	76.7%
Income tax expense	6,346	3,647	74.0%
After-tax operating income	11,566	6,488	78.3%
Net realized investment gains (losses) after tax	1,915	(101)	NM
Income from continuing operations	13,481	6,387	NM
Loss from discontinued operations after tax	(2,627)	(2,550)	-3.0%
Net income	$10,854	$3,837	NM

Diluted Earnings Per Share:
After-tax operating income	$0.36	$0.20	80.0%
Realized gains (losses) after tax	0.06	(0.01)	NM
Income from continuing operations	0.42	0.19	NM
Loss from discontinued operations after tax	(0.08)	(0.07)	-14.3%
Net income	$0.34	$0.12	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2008	2008	2008	2007

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.11	$0.24	$0.13	$0.34	$0.22	$0.56	$0.31

After-tax operating income	$0.07	$0.16	$0.09	$0.22	$0.14	$0.36	$0.20

Income from continuing operations	$0.04	$0.16	$0.10	$0.29	$0.13	$0.42	$0.19

Loss from discontinued operations after tax	(0.03)	(0.43)	(1.27)	(0.08)	-	(0.08)	(0.07)

Net income (loss)	$0.01	$(0.27)	$(1.17)	$0.21	$0.13	$0.34	$0.12

Diluted weighted average common
shares outstanding	32,838,046	32,412,070	32,079,673	31,942,896	32,132,576	32,051,518	32,872,801

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,163,072	31,920,486	31,761,106	31,765,817	31,940,651	31,940,651	32,163,072

Class A Common Stock prices:
High	$11.40	$11.17	$10.69	$9.14	$10.23	$10.23	$11.40
Low	$9.12	$8.63	$8.05	$7.45	$8.24	$7.45	$8.40
Close	$10.69	$9.50	$8.22	$8.54	$9.21	$9.21	$10.69

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2007	2007	2007	2008	2008	Quarter

Gross Premiums Written	$115,258	$149,436	$94,914	$143,541	$101,659	-11.8%

Net Premiums Written	$81,656	$116,116	$71,189	$113,783	$79,146	-3.1%

Revenues:
Net premiums earned	$97,014	$93,773	$93,617	$85,596	$102,920	6.1%
Claims service revenues	7,535	7,595	11,239	11,952	12,937	71.7%
Commission income	-	-	3,005	4,281	2,631	NM
Net investment income	9,951	9,914	9,973	9,435	9,040	-9.2%
Net realized investment gains (losses)	(1,134)	153	566	3,518	(572)	49.6%
Other revenues	32	33	168	146	2,214	NM
Total revenues	113,398	111,468	118,568	114,928	129,170	13.9%

Expenses:
Losses and loss adjustment expenses	67,965	63,163	66,152	59,922	71,572	5.3%
Acquisition expenses	18,759	18,182	18,027	14,692	19,524	4.1%
Operating expenses	19,411	16,900	24,629	22,333	27,347	40.9%
Dividends to policyholders	2,047	2,205	1,916	882	1,493	-27.1%
Interest expense	2,843	3,075	2,998	2,787	2,688	-5.5%
Total losses and expenses	111,025	103,525	113,722	100,616	122,624	10.4%

Pre-tax income	2,373	7,943	4,846	14,312	6,546	NM

Income tax expense (benefit):
Current	200	537	(321)	-	151	-24.5%
Deferred	666	2,228	1,983	5,042	2,184	NM

Total income tax expense	866	2,765	1,662	5,042	2,335	NM

Income from continuing operations	1,507	5,178	3,184	9,270	4,211	NM

Loss from discontinued operations after tax	(1,016)	(13,981)	(40,746)	(2,439)	(188)	81.5%

Net income (loss)	$491	$(8,803)	$(37,562)	$6,831	$4,023	NM

Pre-tax operating income from continuing operations	$3,507	$7,790	$4,280	$10,794	$7,118	NM

After-tax operating income from continuing operations	$2,244	$5,079	$2,816	$6,983	$4,583	NM

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Six	Six	% Change
	Months	Months	Six
	2008	2007	Months

Gross Premiums Written	$245,200	$279,822	-12.4%

Net Premiums Written	$192,929	$207,393	-7.0%

Revenues:
Net premiums earned	$188,516	$190,853	-1.2%
Claims service revenues	24,889	15,200	63.7%
Commission income	6,912	-	NM
Net investment income	18,475	19,705	-6.2%
Net realized investment gains (losses)	2,946	(156)	NM
Other revenues	2,360	139	NM
Total revenues	244,098	225,741	8.1%

Expenses:
Losses and loss adjustment expenses	131,494	133,884	-1.8%
Acquisition expenses	34,216	37,538	-8.8%
Operating expenses	49,680	35,012	41.9%
Dividends to policyholders	2,375	3,669	-35.3%
Interest expense	5,475	5,659	-3.3%
Total losses and expenses	223,240	215,762	3.5%

Pre-tax income	20,858	9,979	NM

Income tax expense:
Current	151	200	-24.5%
Deferred	7,226	3,392	NM

Total income tax expense	7,377	3,592	NM

Income from continuing operations	13,481	6,387	NM

Loss from discontinued operations after tax	(2,627)	(2,550)	-3.0%

Net income	$10,854	$3,837	NM

Pre-tax operating income from continuing operations	$17,912	$10,135	76.7%

After-tax operating income from continuing operations	$11,566	$6,488	78.3%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2008	2008

Assets:
Investments in fixed maturities available for sale	$733,083	$725,637	$728,725	$719,570	$730,466
Investments in fixed maturities trading	16,760	-	-	-	-
Short-term investments	79,632	83,618	78,426	78,086	59,785
Total investments	829,475	809,255	807,151	797,656	790,251

Cash	5,228	4,164	15,828	14,552	10,557
Accrued investment income	5,438	5,789	5,768	5,462	5,762
Premiums receivable	248,049	254,804	222,140	239,783	215,030
Reinsurance receivables	745,269	795,118	795,938	818,789	817,182
Prepaid reinsurance premiums	41,455	41,354	32,361	28,977	21,414
Deferred income taxes, net	101,696	103,284	118,857	116,342	117,983
Deferred acquisition costs	37,889	42,626	37,404	42,547	38,739
Funds held by reinsureds	37,879	40,150	42,418	44,622	46,980
Intangible assets	-	-	22,779	22,589	30,013
Other assets	92,518	92,176	105,341	115,255	125,533
Assets of discontinued operations	534,091	525,710	375,656	348,921	317,189
Total assets	$2,678,987	$2,714,430	$2,581,641	$2,595,495	$2,536,633

Liabilities:
Unpaid losses and loss adjustment expenses	$1,181,143	$1,206,550	$1,212,956	$1,227,287	$1,240,224
Unearned premiums	235,356	257,598	226,178	250,981	219,643
Debt	144,629	135,072	131,262	129,790	129,790
Accounts payable, accrued expenses
and other liabilities	181,532	173,242	195,895	191,029	193,342
Reinsurance funds held and balances payable	52,629	44,884	39,324	39,287	31,947
Dividends to policyholders	4,179	4,730	5,839	5,845	5,459
Liabilities of discontinued operations	468,548	485,229	391,603	367,557	335,633
Total liabilities	2,268,016	2,307,305	2,203,057	2,211,776	2,156,038

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	110,318	110,687	111,088	111,588	111,754
Retained earnings	183,019	174,190	136,627	143,418	145,638
Accumulated other comprehensive loss	(23,569)	(16,673)	(6,663)	(8,917)	(17,743)
Treasury stock, at cost	(29,887)	(32,169)	(33,558)	(33,460)	(30,144)
Total shareholders' equity	410,971	407,125	378,584	383,719	380,595
Total liabilities and shareholders' equity	$2,678,987	$2,714,430	$2,581,641	$2,595,495	$2,536,633

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th		1st		2nd
	Quarter	Quarter	Quarter		Quarter		Quarter
	2007	2007	2007		2008		2008

Assets
Investments	$89,109	$71,486	$219,678		$186,466		$172,732
Cash	3,266	4,524	5,665		10,305		726
Reinsurance receivables	306,000	312,175	150,097		144,994		136,212
Other assets	135,716	137,525	216	[1]	7,156	[1]	7,519	1
Assets of discontinued operations	$534,091	$525,710	$375,656		$348,921		$317,189

Liabilities
Unpaid losses and loss adjustment expenses	$382,182	$379,920	$339,077		$317,165		$289,190
Other liabilities	86,366	105,309	52,526		50,392		46,443
Liabilities of discontinued operations	$468,548	$485,229	$391,603		$367,557		$335,633

[1] Includes write-down of net assets of Run-off Operations to fair value less cost to sell.

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Agreements
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2008	2008

Assets
Premiums receivable	$28,418	$31,136	$27,847	$22,714	$11,145
Reinsurance receivables	13,035	21,799	30,377	37,711	42,691
Prepaid reinsurance premiums	27,307	26,188	22,665	16,956	8,513
Deferred acquisition costs	140	231	254	189	61
Other assets	3,108	3,375	7,332	7,285	6,234

Liabilities
Unpaid losses and loss adjustment expenses	$13,064	$21,855	$30,978	$38,739	$44,078
Unearned premiums	27,897	27,338	24,413	18,500	9,555
Reinsurance funds held and balances payable	23,224	24,652	21,333	16,510	8,047
Other liabilities	6,890	7,435	11,511	11,564	8,586

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2008	2008

Balance Sheet
Balance, beginning of period	$41,726	$37,889	$42,626	$37,404	$42,547

Policy acquisition costs deferred	14,922	22,919	12,805	19,835	15,729
Amortization of policy acquisition costs	(18,759)	(18,182)	(18,027)	(14,692)	(19,537)
Net change	(3,837)	4,737	(5,222)	5,143	(3,808)

Balance, end of period	$37,889	$42,626	$37,404	$42,547	$38,739

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2008	2008	2008	2007

Total Investments & Cash
As reported	$834,703	$813,419	$822,979	$812,208	$800,808	$800,808	$834,703
Less:
Unrealized gain (loss)	(14,121)	(3,289)	6,125	3,791	(11,025)	(11,025)	(14,121)
Unrealized loss and accrued income - trading	(3,240)	-	-	-	-	-	(3,240)
Total adjusted investments & cash	$852,064	$816,708	$816,854	$808,417	$811,833	$811,833	$852,064

Net Investment Income
As reported	$9,951	$9,914	$9,973	$9,435	$9,040	$18,475	$19,705
Less:
Interest on funds held	(596)	(529)	(676)	(506)	(558)	(1,064)	(989)
Total adjusted investment income	$10,547	$10,443	$10,649	$9,941	$9,598	$19,539	$20,694

Yield
As reported	4.88%	4.81%	4.88%	4.62%	4.48%	4.55%	4.88%
Investment portfolio	5.11%	5.01%	5.22%	4.89%	4.74%	4.81%	5.08%

Duration (in years)	3.9	3.8	3.7	3.8	3.8	3.8	3.9

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Junior subordinated debt [1]	$64,435	2033 - 2037
8.50% senior notes	54,900	2018
Surplus notes [2]	10,000	2035
4.25% convertible debt	455	2022[3]
Total long-term debt	$129,790

[1]	Weighted average interest rate on junior subordinated debt is 6.67% as of June 30, 2008.
[2]	Interest rate on surplus notes is 7.35% as of June 30, 2008.
[3]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$245,449	$-	$(249)	$245,200

Net Premiums Written	$193,178	$-	$(249)	$192,929

Revenues:
Net premiums earned	$188,765	$-	$(249)	$188,516
Claims service revenues	-	25,321	(432)	24,889
Commission income	-	6,925	(13)	6,912
Net investment income	18,042	279	154	18,475
Other revenues	2,120	184	56	2,360
Operating revenues	208,927	32,709	(484)	241,152

Losses and Expenses:
Losses and loss adjustment expenses	131,494	-	-	131,494
Acquisition expenses	34,229	-	(13)	34,216
Operating expenses	15,467	29,322	4,891	49,680
Dividends to policyholders	2,375	-	-	2,375
Total losses and expenses	183,565	29,322	4,878	217,765

Operating income (loss) before income taxes
and interest expense	25,362	3,387	(5,362)	23,387

Interest expense	402	-	5,073	5,475

Pre-tax operating income (loss)	$24,960	$3,387	$(10,435)	17,912

Net realized investment gains				2,946

Pre-tax income				$20,858

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$280,138	$-	$(316)	$279,822

Net Premiums Written	$207,709	$-	$(316)	$207,393

Revenues:
Net premiums earned	$191,169	$-	$(316)	$190,853
Claims service revenues	-	15,200	-	15,200
Net investment income	19,133	344	228	19,705
Other revenues	-	-	139	139
Operating revenues	210,302	15,544	51	225,897

Losses and Expenses:
Losses and loss adjustment expenses	133,884	-	-	133,884
Acquisition expenses	37,538	-	-	37,538
Operating expenses	15,982	14,150	4,880	35,012
Dividends to policyholders	3,669	-	-	3,669
Total losses and expenses	191,073	14,150	4,880	210,103

Operating income (loss) before income taxes
and interest expense	19,229	1,394	(4,829)	15,794

Interest expense	500	-	5,159	5,659

Pre-tax operating income (loss)	$18,729	$1,394	$(9,988)	10,135

Net realized investment losses				(156)

Pre-tax income				$9,979

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$101,786	$-	$(127)	$101,659

Net Premiums Written	$79,273	$-	$(127)	$79,146

Revenues:
Net premiums earned	$103,047	$-	$(127)	$102,920
Claims service revenues	-	13,213	(276)	12,937
Commission income	-	2,644	(13)	2,631
Net investment income	8,943	118	(21)	9,040
Other revenues	2,120	82	12	2,214
Operating revenues	114,110	16,057	(425)	129,742

Losses and Expenses:
Losses and loss adjustment expenses	71,572	-	-	71,572
Acquisition expenses	19,537	-	(13)	19,524
Operating expenses	9,979	14,856	2,512	27,347
Dividends to policyholders	1,493	-	-	1,493
Total losses and expenses	102,581	14,856	2,499	119,936

Operating income (loss) before income taxes
and interest expense	11,529	1,201	(2,924)	9,806

Interest expense	188	-	2,500	2,688

Pre-tax operating income (loss)	$11,341	$1,201	$(5,424)	7,118

Net realized investment losses				(572)

Pre-tax income				$6,546

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$115,418	$-	$(160)	$115,258

Net Premiums Written	$81,816	$-	$(160)	$81,656

Revenues:
Net premiums earned	$97,174	$-	$(160)	$97,014
Claims service revenues	-	7,535	-	7,535
Net investment income	9,578	180	193	9,951
Other revenues	-	-	32	32
Operating revenues	106,752	7,715	65	114,532

Losses and Expenses:
Losses and loss adjustment expenses	67,965	-	-	67,965
Acquisition expenses	18,759	-	-	18,759
Operating expenses	9,931	7,114	2,366	19,411
Dividends to policyholders	2,047	-	-	2,047
Total losses and expenses	98,702	7,114	2,366	108,182

Operating income (loss) before income taxes
and interest expense	8,050	601	(2,301)	6,350

Interest expense	251	-	2,592	2,843

Pre-tax operating income (loss)	$7,799	$601	$(4,893)	3,507

Net realized investment losses				(1,134)

Pre-tax income				$2,373

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2007	2007	2007	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$115,418	$149,591	$95,070	$143,663	$101,786	$245,449	$280,138	-11.8%	-12.4%

Net Premiums Written	$81,816	$116,271	$71,345	$113,905	$79,273	$193,178	$207,709	-3.1%	-7.0%

Revenues:
Net premiums earned	$97,174	$93,928	$93,773	$85,718	$103,047	$188,765	$191,169	6.0%	-1.3%
Net investment income	9,578	9,397	9,406	9,099	8,943	18,042	19,133	-6.6%	-5.7%
Other revenues	-	-	-	-	2,120	2,120	-	NM	NM
Total revenues	106,752	103,325	103,179	94,817	114,110	208,927	210,302	6.9%	-0.7%

Losses and Expenses:
Losses and loss adjustment expenses	67,965	63,163	66,152	59,922	71,572	131,494	133,884	5.3%	-1.8%
Acquisition expenses	18,759	18,182	18,027	14,692	19,537	34,229	37,538	4.1%	-8.8%
Operating expenses	9,931	7,819	9,223	5,488	9,979	15,467	15,982	0.5%	-3.2%
Dividends to policyholders	2,047	2,205	1,916	882	1,493	2,375	3,669	-27.1%	-35.3%
Total losses and expenses	98,702	91,369	95,318	80,984	102,581	183,565	191,073	3.9%	-3.9%

Operating income before income taxes
and interest expense	8,050	11,956	7,861	13,833	11,529	25,362	19,229	43.2%	31.9%

Interest expense	251	254	247	214	188	402	500	-25.1%	-19.6%

Pre-tax operating income	$7,799	$11,702	$7,614	$13,619	$11,341	$24,960	$18,729	45.4%	33.3%

[1]
Beginning in the fourth quarter of 2007, the results of PMA Insurance Group no longer include those of PMA Management Corp.  The results of PMA Management Corp. are currently included within the segment results of the Company's Fee-based Business.  For comparative purposes, the financial results of PMA Insurance Group and PMA Management Corp. have been reclassified in all prior periods to reflect this change.

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group
								Point Chg.	Point Chg.
	2nd	3rd	4th	1st	2nd	Six	Six	2nd Quarter	Six Months
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	Better	Better
	2007	2007	2007	2008	2008	2008	2007	(Worse)	(Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	69.9%	67.2%	70.5%	69.9%	69.4%	69.6%	70.0%	0.5	0.4

Expense ratio:
Acquisition expenses	19.3%	19.4%	19.2%	17.1%	19.0%	18.1%	19.6%	0.3	1.5
Operating expenses	10.3%	8.4%	9.9%	6.5%	9.7%	8.2%	8.4%	0.6	0.2
Total expense ratio	29.6%	27.8%	29.1%	23.6%	28.7%	26.3%	28.0%	0.9	1.7

Policyholders' dividend ratio	2.1%	2.3%	2.0%	1.0%	1.4%	1.3%	1.9%	0.7	0.6
Combined ratio	101.6%	97.3%	101.6%	94.5%	99.5%	97.2%	99.9%	2.1	2.7

Net investment income ratio	-9.9%	-10.0%	-10.0%	-10.6%	-8.7%	-9.6%	-10.0%	(1.2)	(0.4)
Operating ratio	91.7%	87.3%	91.6%	83.9%	90.8%	87.6%	89.9%	0.9	2.3

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2006	2006	2006

Direct premium production	$127,138	$92,932	$126,858	$78,751	$220,070	$425,679
Fronting premiums	-	-	2,086	12,704	-	14,790
Premium adjustments	435	(498)	(1,452)	(7,327)	(63)	(8,842)
Direct premiums written	$127,573	$92,434	$127,492	$84,128	$220,007	$431,627

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$239,705	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	33,337	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(993)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$272,049	$510,323

	1st	2nd			Six
	Quarter	Quarter			Months
	2008	2008			2008

Direct premium production	$146,608	$96,736			$243,344
Fronting premiums	8,143	2,113			10,256
Premium adjustments	(14,198)	370			(13,828)
Direct premiums written	$140,553	$99,219			$239,772

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2007	2007	2007	2008	2008	2008	2007	Quarter	Months

Revenues:
Claims service revenues	$7,535	$7,595	$11,239	$12,108	$13,213	$25,321	$15,200	75.4%	66.6%
Commission income	-	-	3,005	4,281	2,644	6,925	-	NM	NM
Net investment income	180	193	435	161	118	279	344	-34.4%	-18.9%
Other revenues	-	-	113	102	82	184	-	NM	NM
Total revenues	7,715	7,788	14,792	16,652	16,057	32,709	15,544	NM	NM

Expenses:
Operating expenses	7,114	7,127	13,123	14,466	14,856	29,322	14,150	NM	NM
Total expenses	7,114	7,127	13,123	14,466	14,856	29,322	14,150	NM	NM

Pre-tax operating income	$601	$661	$1,669	$2,186	$1,201	$3,387	$1,394	99.8%	NM

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating results of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.  Fee-based Business operating results include only the operating results of Midlands from the date of acquisition.  Beginning in the third quarter of 2008, the operating results for this segment will also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2007	2007	2007	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$(160)	$(155)	$(156)	$(122)	$(127)	$(249)	$(316)	20.6%	21.2%

Net Premiums Written	$(160)	$(155)	$(156)	$(122)	$(127)	$(249)	$(316)	20.6%	21.2%

Revenues:
Net premiums earned	$(160)	$(155)	$(156)	$(122)	$(127)	$(249)	$(316)	20.6%	21.2%
Claims service revenues	-	-	-	(156)	(276)	(432)	-	NM	NM
Commission income	-	-	-	-	(13)	(13)	-	NM	NM
Net investment income [1]	193	324	132	175	(21)	154	228	NM	-32.5%
Other revenues	32	33	55	44	12	56	139	-62.5%	-59.7%
Total revenues	65	202	31	(59)	(425)	(484)	51	NM	NM

Expenses:
Acquisition expenses	-	-	-	-	(13)	(13)	-	NM	NM
Operating expenses	2,366	1,954	2,283	2,379	2,512	4,891	4,880	6.2%	0.2%
Total expenses	2,366	1,954	2,283	2,379	2,499	4,878	4,880	5.6%	-0.0%

Operating loss before income taxes
and interest expense	(2,301)	(1,752)	(2,252)	(2,438)	(2,924)	(5,362)	(4,829)	-27.1%	-11.0%

Interest expense	2,592	2,821	2,751	2,573	2,500	5,073	5,159	-3.5%	-1.7%

Pre-tax operating loss	$(4,893)	$(4,573)	$(5,003)	$(5,011)	$(5,424)	$(10,435)	$(9,988)	-10.9%	-4.5%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Discontinued Operations [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2007	2007	2007	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$1,994	$1,603	$(301)	$2,331	$(214)	$2,117	$3,501	NM	-39.5%

Net Premiums Written	$1,994	$1,216	$680	$2,439	$(227)	$2,212	$3,489	NM	-36.6%

Revenues:
Net premiums earned	$517	$1,105	$656	$1,026	$11	$1,037	$1,710	-97.9%	-39.4%
Net investment income [1]	1,221	777	60	128	(451)	(323)	2,007	NM	NM
Total revenues	1,738	1,882	716	1,154	(440)	714	3,717	NM	-80.8%

Losses and Expenses:
Losses and loss adjustment expenses	185	22,447	274	9,280	550	9,830	1,292	NM	NM
Acquisition expenses	254	39	239	85	168	253	613	-33.9%	-58.7%
Operating expenses	2,242	1,689	2,111	2,782	1,952	4,734	3,707	-12.9%	27.7%
Impairment charge / valuation adjustment	-	-	61,482	(6,480)	(3,550)	(10,030)	-	NM	NM
Total losses and expenses	2,681	24,175	64,106	5,667	(880)	4,787	5,612	NM	-14.7%

Pre-tax operating income (loss) from discontinued operations	(943)	(22,293)	(63,390)	(4,513)	440	(4,073)	(1,895)	NM	NM

Income tax expense (benefit)	(330)	(7,803)	(22,187)	(1,580)	154	(1,426)	(663)	NM	NM

After-tax operating income (loss) from discontinued operations	(613)	(14,490)	(41,203)	(2,993)	286	(2,647)	(1,232)	NM	NM

Realized gains (losses) after tax	(403)	509	457	494	(474)	20	(1,318)	-17.6%	NM

Loss from discontinued operations	$(1,016)	$(13,981)	$(40,746)	$(2,439)	$(188)	$(2,627)	$(2,550)	81.5%	-3.0%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the discontinued operations were impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th		1st	2nd	Six	Six
	Quarter	Quarter	Quarter		Quarter	Quarter	Months	Months
	2007	2007	2007		2008	2008	2008	2007

Receipts:
Premiums collected	$87,468	$99,713	$95,709		$93,222	$94,883	$188,105	$179,727
Claims service, commissions and other revenues	6,588	8,097	19,473		14,097	16,180	30,277	14,635
Investment income received	10,605	9,981	10,730		10,623	9,418	20,041	21,109
Total receipts	104,661	117,791	125,912		117,942	120,481	238,423	215,471

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	15,005	20,704	24,466		4,991	17,075	22,066	19,610
Losses and LAE paid - prior years	51,295	61,340	34,968		61,577	54,638	116,215	114,110
Total losses and LAE paid	66,300	82,044	59,434		66,568	71,713	138,281	133,720
Operating expenses paid	28,060	32,950	36,995		44,966	43,369	88,335	65,453
Commissions and premiums paid	-	-	7,792		922	2,117	3,039	-
Policyholders' dividends paid	1,878	690	791		1,138	1,882	3,020	2,377
Interest on corporate debt	2,446	2,888	3,396		2,926	2,680	5,606	5,528
Total disbursements	98,684	118,572	108,408		116,520	121,761	238,281	207,078

Net other	(5,728)	(4,183)	793		(5,637)	12,080	6,443	(2,078)

Net operating cash flows from continuing operations	249	(4,964)	18,297		(4,215)	10,800	6,585	6,315
Net operating cash flows from discontinued operations	(35,532)	(18,174)	143,177	[2]	(31,345)	(23,228)	(54,573)	(57,825)
Net operating cash flows	$(35,283)	$(23,138)	$161,474		$(35,560)	$(12,428)	$(47,988)	$(51,510)

[1]
Effective in the fourth quarter of 2007, the Company reported the operating cash flows of its former Run-off Operations segment as discontinued operations.  For comparative purposes, all prior periods have been reclassified to reflect this change.

[2]	Includes $172 million received for commutation of adverse development cover reinsurance.

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2008	2008	2008	2007

Receipts:
Premiums collected	$87,468	$99,713	$95,709	$93,222	$94,883	$188,105	$179,727
Investment income received	10,426	9,788	10,292	10,462	9,300	19,762	20,765
Total receipts	97,894	109,501	106,001	103,684	104,183	207,867	200,492

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	15,005	20,704	24,466	4,991	17,075	22,066	19,610
Losses and LAE paid - prior years	51,295	61,340	34,968	61,577	54,638	116,215	114,110
Total losses and LAE paid	66,300	82,044	59,434	66,568	71,713	138,281	133,720
Operating expenses paid	20,985	25,806	22,146	32,454	28,756	61,210	51,192
Policyholders' dividends paid	1,878	690	791	1,138	1,882	3,020	2,377
Interest on corporate debt	244	252	252	245	186	431	496
Total disbursements	89,407	108,792	82,623	100,405	102,537	202,942	187,785

Net other	(7,701)	(6,333)	(15,631)	(3,412)	10,964	7,552	(9,496)

Net operating cash flows	$786	$(5,624)	$7,747	$(133)	$12,610	$12,477	$3,211

[1]	Beginning in the fourth quarter of 2007, the operating cash flows of PMA Insurance Group no longer include those of PMA Management Corp. The operating cash flows of PMA Management Corp. are currently included within the segment operating cash flows of the Company's Fee-based Business. For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business [1]
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2008	2008	2008	2007

Receipts:
Claims service, commissions and other revenues	$6,588	$8,097	$19,473	$14,097	$16,180	$30,277	$14,635
Investment income received	179	193	438	161	118	279	344
Total receipts	6,767	8,290	19,911	14,258	16,298	30,556	14,979

Disbursements:
Operating expenses paid	7,075	7,144	14,849	12,512	14,613	27,125	14,261
Commissions and premiums paid	-	-	7,792	922	2,117	3,039	-
Total disbursements	7,075	7,144	22,641	13,434	16,730	30,164	14,261

Net other	(2,326)	(105)	(48)	977	(3,003)	(2,026)	(3,476)

Net operating cash flows	$(2,634)	$1,041	$(2,778)	$1,801	$(3,435)	$(1,634)	$(2,758)

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating cash flows of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business. For comparative purposes, all prior periods have been reclassified to reflect this change. Fee-based Business operating cash flows include only the operating cash flows of Midlands from the date of acquisition. Beginning in the third quarter of 2008, the operating cash flows for this segment will also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2008	2008[1]

PMA Pool [2]	$333,118	$339,800	$335,394	$343,582	$352,096
PMA Capital Insurance Company	75,585	58,040	47,580	41,099	37,838

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

		2nd	3rd	4th	1st	2nd	Six	Six
		Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
		2007	2007	2007	2008	2008[1]	2008[1]	2007

Net Premiums Written:
	Workers' Compensation	$75,976	$98,459	$64,477	$103,018	$71,998	$175,016	$189,708
	Other Commercial Lines	7,359	9,900	6,139	10,805	9,079	19,884	17,617
	Total - PMA Pool	$83,335	$108,359	$70,616	$113,823	$81,077	$194,900	$207,325

Statutory Ratios:
	Loss and LAE ratio	70.3%	68.0%	70.4%	69.6%	69.5%	69.5%	70.8%
	Underwriting expense ratio	30.2%	25.9%	34.6%	20.3%	32.1%	25.2%	24.8%
	Policyholders' dividend ratio	1.7%	1.4%	2.1%	1.4%	1.5%	1.4%	1.1%
	Combined ratio	102.2%	95.3%	107.1%	91.3%	103.1%	96.1%	96.7%
	Operating ratio	92.4%	85.7%	97.2%	80.7%	94.4%	86.5%	87.0%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 7/30/2008):

	A.M. Best	Fitch	Moody's
PMA Pool [1]	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B (7th of 16)	NR [3]	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2]  In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company ("PMACIC").  The reinsurance business is in run-off.  On April 1, 2008, we announced that we have executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited.

[3] NR - No Rating; On July 21, 2008, Fitch withdrew its financial strength rating of PMACIC. Prior to the rating withdrawal, PMACIC had a financial strength rating of "B-" (16th of 21).